SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         The Advisors' Inner Circle Fund
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      same
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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(l).

     1)   Title of each class of securities to which transaction applies:
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     2)   Aggregate number of securities to which transaction applies:
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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     4)   Proposed maximum aggregate value of transaction:
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     5)   Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
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     4)   Date Filed:
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                      CLOVER CAPITAL EQUITY VALUE PORTFOLIO
                    CLOVER CAPITAL SMALL CAP VALUE PORTFOLIO
                      CLOVER CAPITAL FIXED INCOME PORTFOLIO

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                       IMPORTANT  SHAREHOLDER  INFORMATION
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The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy card, it tells us how to vote on your behalf on important issues relating to your Portfolio. If you simply sign the proxy card without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees. You will receive one proxy card for each Portfolio in which you own shares.

We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that your Portfolio will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

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                         THE ADVISORS' INNER CIRCLE FUND

                         THE ADVISORS' INNER CIRCLE FUND

                      Clover Capital Equity Value Portfolio
                    Clover Capital Small Cap Value Portfolio
                      Clover Capital Fixed Income Portfolio

Dear Shareholder:

         A Special Meeting of Shareholders of the Clover Capital Equity Value, Clover Capital Small Cap Value and Clover Capital Fixed Income Portfolios (each a "Portfolio" and, together, the "Portfolios") of The Advisors' Inner Circle Fund has been scheduled for Tuesday, June 10, 1997. If you are a Shareholder of record as of the close of business on April 11, 1997, you are entitled to vote at the meeting and for any adjournment of the meeting.

         While you are, of course, welcome to join us at the meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card(s). Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

         The attached Proxy Statement is designed to give you information relating to the proposal(s) upon which you will be asked to vote. The Board of Trustees is recommending that you approve a reorganization of the Portfolios under which each Portfolio would be combined with and into a corresponding portfolio (each, a "Fund") of TIP Funds (the "TIP Trust"). While Shareholders of each Portfolio will vote separately, the reorganization is contingent upon the approval of the Shareholders of all three Portfolios. Assuming approval by Shareholders of each Portfolio: (i) each holder of shares of the Clover Capital Equity Value Portfolio will receive a number of shares of the Clover Equity Value Fund equal in dollar value and in the number of shares of the Clover Capital Equity Value Portfolio owned by such holder at the time of the combination; (ii) each holder of shares of the Clover Capital Small Cap Value Portfolio will receive a number of shares of the Clover Small Cap Value Fund equal in dollar value and in the number of shares of the Clover Capital Small Cap Value Portfolio owned by such holder at the time of the combination; and
(iii) each holder of shares of the Clover Capital Fixed Income Portfolio will receive a number of shares of the Clover Fixed Income Fund equal in dollar value and in the number of shares of the Clover Capital Fixed Income Portfolio owned by such holder at the time of the combination. As further explained in the accompanying proxy statement, the Board of Trustees expects such a combination to result in operational efficiencies. We encourage you to support the Trustees' recommendation to approve the proposals.


         Your vote is important to us. Please do not hesitate to call 1-800-932-7781 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Portfolios.

                                            Sincerely,


                                            David G. Lee
                                            President


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                                                                PRELIMINARY COPY

                         THE ADVISORS' INNER CIRCLE FUND
                                 2 Oliver Street
                                Boston, MA 02109

                    Notice of Special Meeting of Shareholders
                                  June 10, 1997

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Clover Capital Equity Value Portfolio, the Clover Capital Small Cap Value Portfolio and the Clover Capital Fixed Income Portfolio (each a "Portfolio" and, together, the "Portfolios") of The Advisors' Inner Circle Fund (the "AIC Trust") will be held at the offices of SEI Investments ("SEI"), Cliffs 1A, Oaks, Pennsylvania 19456, on Tuesday, June 10, 1997 at 3:00 p.m.

         At the Meeting, Shareholders of each Portfolio will be asked to consider and act upon a proposed Agreement and Plan of Reorganization and Liquidation pursuant to which each Portfolio will transfer all of its assets and liabilities to a portfolio of TIP Funds (the "TIP Trust") with an identical investment objective and comparable investment policies in exchange for shares of the applicable portfolio. The names of the new portfolios of the TIP Trust designated to acquire the assets and liabilities are as follows: the Clover Equity Value Fund, the Clover Small Cap Value Fund and the Clover Fixed Income Fund (each a "Fund" and, together, the "Funds"). The proposals, which are identical for each Portfolio and which are more fully described in the attached Proxy Statement, are as follows:

1.  Clover Capital Equity Value Portfolio
         Approval of an Agreement and Plan of Reorganization and Liquidation between The Advisors' Inner Circle Fund and the TIP Funds, on behalf of the Clover Capital Equity Value Portfolio.

2.  Clover Capital Small Cap Value Portfolio
         Approval of an Agreement and Plan of Reorganization and Liquidation between The Advisors' Inner Circle Fund and the TIP Funds, on behalf of the Clover Capital Small Cap Value Portfolio.

3.  Clover Capital Fixed Income Portfolio
         Approval of an Agreement and Plan of Reorganization and Liquidation between The Advisors' Inner Circle Fund and the TIP Funds, on behalf of the Clover Capital Fixed Income Portfolio.

         Shareholders of each Portfolio will vote separately on the Proposal applicable to them. However, the reorganization is contingent upon, and will be effectuated only if, all three Proposals are approved.


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         The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

         All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

         Shareholders of record at the close of business on April 11, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                            By Order of the Board of Trustees


                                            Richard W. Grant, Secretary

April 23, 1997


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                         THE ADVISORS' INNER CIRCLE FUND
                                 2 Oliver Street
                                Boston, MA 02109

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "AIC Trust") for use at a Special Meeting of Shareholders to be held on Tuesday, June 10, 1997 at 3:00 p.m. at the offices of SEI Investments ("SEI"), Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of the Clover Capital Equity Value, Clover Capital Small Cap Value and Clover Capital Fixed Income Portfolios (each a "Portfolio" and, together, the "Portfolios") of the AIC Trust of record at the close of business on April 11, 1997 ("Shareholders"), are entitled to vote at the Meeting. As of April 11, 1997, the approximate number of units of beneficial interest ("shares") issued and outstanding for each of the Portfolios is set forth below:


Portfolios                                                  Shares Outstanding

Clover Capital Equity Value                                 _________________
Clover Capital Small Cap Value                              _________________
Clover Capital Fixed Income                                 _________________

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

         In addition to the solicitation of proxies by mail, Trustees and officers of the AIC Trust and officers and employees of SEI, the administrator and shareholder servicing agent for the AIC Trust, and Clover Capital Management, Inc. ("CCM") may solicit proxies in person or by telephone. Employees of SEI and CCM will not be compensated by the AIC Trust for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of the solicitation will be borne by Turner Investment Partners, Inc. ("Turner Partners") and CCM. The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about April 23, 1997.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received


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                                                                PRELIMINARY COPY


by the President of the Trust at Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.


PROPOSALS

1.  Clover Capital Equity Value Portfolio
         Approval of an Agreement and Plan of Reorganization and Liquidation between The Advisors' Inner Circle Fund and the TIP Funds, on behalf of the Clover Capital Equity Value Portfolio.

2.  Clover Capital Small Cap Value Portfolio
         Approval of an Agreement and Plan of Reorganization and Liquidation between The Advisors' Inner Circle Fund and the TIP Funds, on behalf of the Clover Capital Small Cap Value Portfolio.

3.  Clover Capital Fixed Income Portfolio
         Approval of an Agreement and Plan of Reorganization and Liquidation between The Advisors' Inner Circle Fund and the TIP Funds, on behalf of the Clover Capital Fixed Income Portfolio.

INTRODUCTION

         The Meeting is being called in order to permit the Shareholders of the Clover Capital Equity Value, Clover Capital Small Cap Value and Clover Capital Fixed Income Portfolios of the AIC Trust to vote on an Agreement and Plan of Reorganization and Liquidation (the "Agreement"). Shareholders of each Portfolio will vote separately, but the Agreement will be executed and the transactions called for thereunder only if the Shareholders of all three Portfolios approve. Assuming approval by the Shareholders of each Portfolio, each Portfolio will transfer all of its assets and liabilities to one of three corresponding "shell" portfolios of the TIP Funds (the "TIP Trust") in exchange for shares of such portfolios, which are called the Clover Equity Value, Clover Small Cap Value and Clover Fixed Income Fund (each a "Fund" and, together, the "Funds"). The Board of Trustees of the AIC Trust is recommending that Shareholders of the Portfolios approve the Agreement between the AIC Trust, on behalf of the Portfolios, and the TIP Trust, on behalf of the Funds. The Agreement provides for the transfer of all of the assets of each Portfolio to the corresponding Fund in exchange solely for shares of beneficial interest of such Fund and the assumption by such Fund of the liabilities of such Portfolio and the distribution of such Fund's shares to the Shareholders of such Portfolio in liquidation of such Portfolio (the "Reorganization"). Once shares of a Fund have been distributed to Shareholders of the corresponding Portfolio, such Portfolio will be liquidated. The Board of Trustees anticipates that the exchange of assets of such Portfolios for shares of such Funds will occur on June 20, 1997. A copy of the Agreement is attached to this Proxy Statement as Exhibit A. The description of the


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Agreement in this Proxy Statement is qualified in its entirety by reference to
Exhibit A.

SUMMARY OF THE TRANSACTION

         The AIC Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Clover Capital Equity Value, Clover Capital Small Cap Value and Clover Capital Fixed Income Portfolios of the AIC Trust to vote on an Agreement pursuant to which each of the Portfolios will transfer all of its assets and liabilities to one of three newly-organized portfolios of the TIP Trust in exchange for shares of the TIP Trust's Clover Equity Value, Clover Small Cap Value, and Clover Fixed Income Funds. Once shares of the TIP Trust have been distributed to Shareholders of the Portfolios, the Portfolios will be liquidated. It is currently anticipated that the Reorganization will occur on June 20, 1997.

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

         The Agreement by and between the AIC Trust, on behalf of each of the Portfolios, and the TIP Trust, on behalf of each of the Funds, provides for:
(i) the transfer of all or substantially all of the assets of the Clover Capital Equity Value Portfolio solely in exchange for shares of beneficial interest of the Clover Equity Value Fund and the assumption by the Clover Equity Value Fund of all or substantially all of the liabilities of the Clover Capital Equity Value Portfolio, followed by the distribution on the closing date of the Clover Equity Value Fund's shares to the holders of the Clover Capital Equity Value Portfolio's shares; (ii) the transfer of all or substantially all of the assets of the Clover Capital Small Cap Value Portfolio solely in exchange for shares of beneficial interest of the Clover Small Cap Value Fund and the assumption by the Clover Small Cap Value Fund of all or substantially all of the liabilities of the Clover Capital Small Cap Value Portfolio, followed by the distribution on the closing date of the Clover Small Cap Value Fund's shares to the holders of the Clover Capital Small Cap Value Portfolio's shares; and (iii) the transfer of all or substantially all of the assets of the Clover Capital Fixed Income Portfolio solely in exchange for shares of beneficial interest of the Clover Fixed Income Fund and the assumption by the Clover Fixed Income Fund of all or substantially all of the liabilities of the Clover Capital Fixed Income Portfolio, followed by the distribution on the closing date of the Clover Fixed Income Fund's shares to the holders of the Clover Capital Fixed Income Portfolio's shares. On the closing date for the Reorganization, anticipated to be June 20, 1997, if all three Portfolios obtain shareholder approval of the appropriate proposal for the Reorganization, each Portfolio will assign, deliver, and otherwise transfer all of its assets and assign all or substantially all of its liabilities to the corresponding Fund free and clear of all liens and encumbrances, and such Fund will acquire all the assets and will assume all such liabilities of the corresponding Portfolios, in exchange for shares of such Fund. In addition, the Agreement provides that the net asset value per share of each Portfolio and of each corresponding Fund will


                                       3

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be equal and the number of shares of each Fund issued in exchange for shares of the corresponding Portfolio will equal the number of shares of such Portfolio issued and outstanding at the time of the Reorganization. Thereafter, the AIC Trust will take all necessary and proper steps to effect the complete termination of each Portfolio.

         The Agreement also provides that the TIP Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) the AIC Trust and the Portfolios are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the AIC Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); (iii) the Agreement, the Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action of the AIC Trust and has been duly executed and delivered by the AIC Trust on behalf of the Portfolios and is a valid and binding obligation of the Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the AIC Trust to enter into the Agreement or carry out its terms on behalf of the Portfolios that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the Portfolios.

         In addition, the AIC Trust shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the TIP Trust and the Funds are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the TIP Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of the Agreement have been duly authorized and approved by all requisite corporate action of the TIP Trust and the Agreement has been duly executed and delivered by the TIP Trust and is a valid and binding obligation of the TIP Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the TIP Trust to enter into the Agreement or carry out its terms on behalf of the Funds that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the TIP Trust or the Funds; and
(v) the TIP Trust shares to be issued in the reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and non-assessable.


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TAX CONSEQUENCES OF THE REORGANIZATION

         At the time of the closing, the AIC Trust and the TIP Trust shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by a Portfolio upon the transfer of its assets in exchange, solely for the corresponding Fund's shares and the assumption by such Fund of that Portfolio's stated liabilities;
(2) no gain or loss will be recognized by such Fund on its receipt of such Portfolio's assets in exchange for that Fund's shares and the assumption by that Fund of such Portfolio's liabilities; (3) the basis of such Portfolio's assets in such Fund's hands will be the same as the basis of those assets in that Portfolio's hands immediately before the conversion; (4) such Fund's holding period for the assets transferred to the Fund by such Portfolio will include the holding period of those assets in the Portfolio's hands immediately before the conversion; (5) no gain or loss will be recognized by such Portfolio on the distribution of such Fund's to that Portfolio's shareholders in exchange for their shares of the Portfolio; (6) no gain or loss will be recognized to a shareholder of such Portfolio as a result of the Portfolio's distribution of such Fund's shares to that Portfolio's shareholder in exchange for the Portfolio's shareholder's shares of the Portfolio; (7) the basis of such Fund's shares received by such Portfolio's shareholders will be the same as the adjusted basis of that Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefor; and (8) the holding period of such Fund's shares received by such Portfolio's shareholders will include the Portfolio's shareholders' holding period for the Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefor, provided that such Portfolio's shares were held as capital assets on the date of the conversion.

         The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the Funds and the Portfolios being "parties to a reorganization" within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for each of the Funds, the Portfolios and their respective Shareholders.


DESCRIPTION OF THE AIC TRUST AND THE PORTFOLIOS

         The AIC Trust was organized under Massachusetts law as a business trust pursuant to a Declaration of Trust dated July 18, 1991. The AIC Trust is an open-end management investment company registered under the 1940 Act, and has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of the AIC Trust. Each of the Portfolios is a duly organized and validly existing series of the AIC Trust.

         The Clover Capital Equity Value Portfolio seeks long-term total return. It invests in a diversified portfolio of equity securities that, in the opinion of its investment adviser, are undervalued relative to the market or the historic valuation of such securities. The Clover Capital Small Cap Value Portfolio seeks long-term total return. It invests primarily in a diversified portfolio of equity securities of domestic issuers with market capitalizations of $750 million or


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less that the Portfo lio's adviser believes are undervalued relative to the market or the historic valuation of such securities. The Clover Capital Fixed Income Portfolio seeks a high level of income consistent with reasonable risk to capital. It invests primarily in a diversified portfolio of fixed income securities.

         CCM serves as investment adviser to each Portfolio pursuant to an investment advisory agreement dated November 14, 1991 (the "Advisory Agreement"). The Portfolios' Advisory Agreement with CCM provides, in part, that CCM makes investment decisions for the assets of each Portfolio and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, CCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74%, the average daily net assets of the Clover Capital Equity Value Portfolio, .85% of those of the Clover Capital Small Cap Value Portfolio, and .45% of those of the Clover Capital Fixed Income Portfolio. CCM has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Equity Value, Small Cap Value and Fixed Income Portfolios in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.10%, 1.40% and .75%, respectively. CCM reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time. Absent these fee waivers and expense reimbursements, the total operating expenses of the Clover Capital Equity Value, Clover Capital Small Cap Value and the Clover Capital Fixed Income Portfolios during the most recent fiscal year would have been 1.21%, 5.29% and 1.11%, respectively.

DESCRIPTION OF THE TIP TRUST AND THE FUNDS

         The TIP Trust was organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated January 26, 1996. The TIP Trust is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of units of beneficial interest, each with a par value of $.00001, of each of the separate series of the TIP Trust. The Clover Equity Value Fund, the Clover Small Cap Value Fund, and the Clover Fixed Income Fund are each duly organized and validly existing series of the TIP Trust.

         The Clover Equity Value Fund seeks long-term total return by investing in a diversified portfolio of equity securities that, in the opinion of its investment adviser, are undervalued relative to the market or the historic valuation of such securities. This Fund has the same investment objective as the Clover Capital Equity Value Portfolio. The Clover Small Cap Value Fund seeks long-term total return. It invests primarily in a diversified portfolio of equity securities of domestic issuers with market capitalizations of $750 million or less that the Fund's adviser believes are undervalued relative to the market or the historic valuation of such securities. This Fund has the same investment objective as the Clover Capital Small Cap Value Portfolio. The


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Clover Fixed Income Fund seeks a high level of current income consistent with reasonable risk by investing primarily in a diversified portfolio of fixed income securities. This Fund has the same investment objective as the Clover Capital Fixed Income Portfolio.

         Following the conclusion of the reorganization, Clover Capital Management, Inc. ("CCM") will serve as investment adviser to each corresponding series of the TIP Trust. The investment advisory agreement between CCM and TIP Trust is substantially identical to the advisory agreement that exists between CCM and the AIC Trust, on behalf of the Portfolios. Significantly, both investment advisory agreements provide for the same fees, duties, and standards of care. For its services, CCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the Clover Equity Value Fund, .85% of those of the Clover Small Cap Value Fund and .45% of those of the Clover Fixed Income Fund. CCM has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Clover Equity Value, the Clover Small Cap Value and Clover Fixed Income Funds in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.10%, 1.40% and .80%, respectively. CCM reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time. Absent these fee waivers and expense reimbursements, total operating expenses for the Clover Equity Value Fund, the Clover Small Cap Value Fund and the Clover Fixed Income Fund are estimated to be 1.10%, 2.81% and 1.16%, respectively.

         The tables below set forth comparative fee information (after waivers and reimbursements) for both the Portfolios and the Funds:


                             Clover Capital Equity        Clover Equity Value
                             Value Portfolio(1)           Fund(2)
========================     ========================     ======================
Advisory Fees                          .63%                       .74%
--------------------------------------------------------------------------------
Other Expenses                         .47%                       .36%
--------------------------------------------------------------------------------
Total Operating Expenses              1.10%                      1.10%
========================     ========================     ======================



                             Clover Capital Small Cap     Clover Small Cap Value
                             Value Portfolio(1)           Fund(2)
========================     ========================     ======================
Advisory Fees                          .00%                       .00%
--------------------------------------------------------------------------------
Other Expenses                        1.40%                      1.40%
--------------------------------------------------------------------------------
Total Operating Expenses              1.40%                      1.40%
========================     ========================     ======================


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                             Clover Capital Fixed         Clover Fixed Income
                             Income Portfolio(1)          Fund(2)
=========================    =========================    ======================
Advisory Fees                          .09%                       .04%
Other Expenses                         .66%                       .71%
Total Operating Expenses               .75%                       .75%
=========================    =========================    ======================


(1) The "Advisory Fees" and "Other Expenses" shown reflect current voluntary waivers and/or reimbursements by CCM. Absent such waivers and/or reimbursements, "Advisory Fees" for the Clover Capital Equity Value Portfolio, Clover Capital Small Cap Value Portfolio and Clover Capital Fixed Income Portfolio would be .74%, .85% and .45%, respectively; "Other Expenses" would be .36%, 4.44% and .66%, respectively; and "Total Operating Expenses" would be 1.21%, 5.29% and 1.11%, respectively.

(2) CCM has agreed for the first year of the Funds' operations, on a voluntary basis, to waive its advisory fee for the Clover Equity Value Fund, Clover Small Cap Value Fund and the Clover Fixed Income Fund to the extent necessary to keep the "Total Operating Expenses" of the Funds from exceeding 1.10%, 1.40% and .75%, respectively. CCM reserves the right to terminate its waivers at any time in its sole discretion. Absent such waivers and/or reimbursements, "Advisory Fees" for the Clover Equity Value Fund, Clover Small Cap Value Fund and Clover Fixed Income Fund would be .74%, .85% and .45%, respectively, and "Total Operating Expenses" would be 1.10%, 2.81% and 1.16%, respectively.


         In addition to these differences in fees, one of the principal differences between the Funds and the Portfolios is that the Funds' shareholders are entitled to one vote for each dollar and a proportionate fractional vote for each fraction of a dollar they have invested in the Funds. In contrast, Shareholders of the Portfolios are entitled to one full vote for each share held and a proportionate fractional vote for each fraction share held. After the reorganization, shareholders of the Funds may have diminished voting power as a result of the impact of the different net asset value per share of each Fund. Nevertheless, despite this diminished voting power relative to the other Funds, Fund shareholders will continue to have the same voting power relative to other shareholders in the same Fund. Another difference between the AIC Trust and the TIP Trust are

                                                                PRELIMINARY COPY


that each has a different Board of Trustees. However, the Funds have the same administrator, custodian, distributor and transfer agent as the Portfolios.

REASONS FOR THE REORGANIZATION

         CCM has served as investment adviser to each of the Portfolios since its inception. Each Portfolio is a separate series of the AIC Trust, a Massachusetts business trust that has numerous other investment portfolios advised by a variety of investment advisers. In the interests of obtaining increased flexibility respecting investment management and operational issues, CCM determined to propose to the AIC Trustees and to the Portfolios' Shareholders, the transfer of the assets of the Clover Capital Equity Value, Clover Capital Small Cap Value and Clover Capital Fixed Income Portfolios of the AIC Trust to newly-organized portfolios (i.e., the Funds) of the TIP Trust. Each of the Funds has an investment objective identical and comparable investment policies to that of its corresponding Portfolio. It is believed that the total operating expenses of TIP Trust and each of its Funds (after fee waivers) will be equal to or lower than that of the corresponding Portfolio of the AIC Trust.

CONSIDERATIONS OF THE TRUSTEES OF THE AIC TRUST

         At a Meeting held on March 17, 1997, the Trustees of the AIC Trust reviewed the Agreement and determined that the Reorganization is in the best interests of the Portfolios and the Portfolios' Shareholders, and that the interests of the Portfolios' Shareholders will not be diluted as a result of the Reorganization.

         In making this determination, the Trustees carefully reviewed the terms and provisions of the Agreement, the substantial similarity of the objectives, policies and restrictions of the Portfolios and the corresponding Funds, the tax consequences of the Reorganization to the Portfolios and their Shareholders, and the expense ratios of the Funds and the Portfolios. In addition, the Trustees considered the performance of the Portfolios since their inception, the nature and quality of the services expected to be rendered to the Funds by CCM, as well as the services provided by CCM to the Portfolios, the fact that the compensation payable to CCM will be the same for the Funds as for the Portfolios, the history, reputation, qualification and background of CCM and the qualifications of its personnel and its financial condition, and the benefits expected to be realized by the Shareholders of the Portfolios as a result of the Reorganization.

         After careful review and consideration, the Trustees have determined to recommend that the Shareholders of the Portfolios approve the Agreement and the Reorganization transaction. The Reorganization is contingent upon the affirmative vote of the Shareholders of all three Portfolios voting separately. If this recommendation is not adopted by Shareholders of one or more

                                                                PRELIMINARY COPY


Portfolios, the Reorganization will not be effectuated with respect to any Portfolio and all three Portfolios will continue to operate in the same manner as prior to the proposed Reorganization.


COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS AND THE FUNDS

         Each of the newly organized Funds of the TIP Trust has an investment objective that is identical to the investment objective of each corresponding Portfolio of the AIC Trust. The Funds, however, have slightly increased investment flexibility, especially with regard to making investments in futures, options and commodities contracts based on financial instruments. Despite this increased flexibility, however, it is not anticipated that the actual investment strategies employed by CCM for the Funds will be materially different than those CCM has employed for the Portfolios.

         As mentioned above, the Funds will have an increased flexibility to invest in futures, options, options on futures and commodities contracts based on financial instruments, despite the fact that CCM has no present intention of changing the investment strategy of each of the Funds. This increased investment flexibility, however, will allow CCM to engage in these transactions if market conditions so warrant. In addition to this increased investment flexibility with regard to futures and options, the Funds will have an enhanced ability to borrow money, to lend securities, and to make other types of investments that are presently unavailable to the Portfolios. While these new investment techniques may allow the Funds to react quickly to changing market conditions, and to earn additional income by lending securities, CCM has no present intention of engaging in these additional investment techniques.

         The Funds' new limitation regarding commodities and commodities contracts is intended to allow the Funds to engage to the extent permitted by law in transactions involving commodities contracts relating to financial instruments (i.e., financial futures contracts and options on such contracts). Thus, while the Funds still may not acquire physical commodities or futures contracts thereon, the Funds may invest in financial futures and options.

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Similarly, the Funds may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. The Funds will minimize the risk that

                                                                PRELIMINARY COPY


they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. Further, the Funds will limit their use of futures to the extent necessary to qualify for exemption from regulation by the Commodities Futures Trading Commission.

         The Funds' new limitation on borrowing will allow the Funds substantial flexibility to borrow money. Under positions established by the SEC staff, investment strategies which obligate a fund to purchase securities at a future date or otherwise require that a fund segregate assets, are considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Funds and, as a result, will not lead the Funds to be leveraged in the traditional sense since the Funds' ability to borrow is reduced by one dollar for every dollar of their assets that is segregated.

         The Funds' new limitation on lending will afford the Funds substantial flexibility to lend their securities. In securities lending transactions, although there may be risks of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent, a fund may be able to realize additional income.

         The Funds' new limitation on short sales and margin sales will afford the Funds substantial flexibility to engage in these types of transaction. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities through, for example, its ownership of warrants, options or convertible bonds. The proposed non-fundamental limitation would clarify that short sales against the box are not deemed to constitute short sales of securities. Margin purchases involve the purchase of securities with money borrowed from a broker, "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Funds' limitation prohibits purchases of securities on margin, except that the Funds may obtain such short-term credits as may be necessary for the clearance of transactions, and may make initial and variation margin payments in connection with the purchase and sale of futures contracts and options thereon.

         Approval of the Agreement and the Reorganization transaction is not expected to have a material impact in the foreseeable future on the management of the assets of the Funds, the investment performance of the Funds, with securities or instruments in which each of the Funds may invest. The Funds will, however, have increased ability to compete in the competitive mutual fund industry and to adapt to regulatory, market or other changes.

                                                                PRELIMINARY COPY


DESCRIPTION OF CLOVER CAPITAL MANAGEMENT, INC.

         Clover Capital Management, Inc. ("CCM" or the "Adviser") is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of the Adviser and control all of the Adviser's outstanding voting stock. As of December 31, 1996, the Adviser had discretionary management authority with respect to approximately $1.914 billion of assets. The principal business address of the Adviser is 11 Tobey Village Office Park, Pittsford, New York 14534.

         The Adviser serves as each Portfolio's investment adviser under an investment advisory agreement (the "Advisory Agreement") with the AIC Trust. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Portfolio and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the AIC Trust. In addition to advising the Portfolios, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

         The Equity Value Portfolio has, since its inception, been managed by a committee led by Michael E. Jones, CFA and Paul W. Spindler, CFA. Mr. Jones is a co-founder of the Adviser and for the past five years has been the Managing Director of the Adviser. For the past five years Mr. Spindler has been a Vice President of Investments for the Adviser.

         The Fixed Income Portfolio has, since its inception, been managed by a committee led by Richard J. Huxley and Paul W. Spindler, CFA. For the past five years Richard Huxley has been the Executive Vice President and Fixed Income Manager for the Adviser.

         The Small Cap Value Portfolio has, since its inception, been managed by a committee of research professionals led by Michael E. Jones, CFA, and Lawrence Creatura. For the past two years Mr. Creatura has been a Vice President for Investments for the Adviser. For the previous three years he was a Laser Systems Engineer/Researcher for Laser Surge, Inc.

         For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74%, .45% and .85% of the average daily net assets of the Clover Capital Equity Value, Clover Capital Fixed Income and Clover Capital Small Cap Value Portfolios, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fees and/or to reimburse Portfolio expenses in order to limit total operating expenses of the Clover Capital Equity Value and Clover Capital Fixed Income Portfolios to an annual rate of not more than 1.20% and .80%, respectively, of average daily net assets when net assets are below $20 million and to not more than 1.10% and .75%, respectively, when net assets are $20 million or more and to limit total operating expenses of the Clover Capital Small Cap Value Portfolio to 1.40% of the Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and any reimbursements at any time. For the fiscal year ended October 31, 1996, the Adviser received a fee equal to .63% and .14% of the Clover Capital Equity Value Portfolio's and Clover Capital Fixed

                                                                PRELIMINARY COPY


Income Portfolio's average daily net assets and waived all fees due it from the Clover Capital Small Cap Value Portfolio. The Adviser reimbursed expenses of the Clover Capital Small Cap Value Portfolio totaling $51,578, which equals 3.03% of the Portfolio's average daily net assets.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE AIC TRUST VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION.

GENERAL INFORMATION ABOUT THE AIC TRUST AND OTHER MATTERS

         Distribution. CCM Securities, Inc. ("CCMS"), a wholly-owned subsidiary of CCM, 11 Tobey Village Office Park, Pittsford, New York 14534, acts as the Distributor of the AIC Trust shares advised by CCM pursuant to a Distribution Agreement dated ______________________, between the AIC Trust and CCMS.

         Portfolio Transactions. For the AIC Trust's fiscal year ended October 31, 1996, the Portfolios paid the following amounts in brokerage commissions to affiliates of the Portfolios.


                                       Total                 Amount Paid to           % Paid to
Portfolio                       Brokerage Commissions       Affiliated Broker      Affiliated Broker
---------                       ---------------------       -----------------      -----------------
Clover Capital Equity Value            $152,253                   $3,360                  .02%
Clover Capital Small Cap
  Value                                $ 22,829                   $  108                  .005%
Clover Capital Fixed Income               N/A                       N/A                    N/A

5% Shareholders. As of April 11, 1997, the following persons were the only persons who were, to the knowledge of the AIC Trust, beneficial owners of 5% or more of shares of the Portfolios:


                                Name and Address                                     Percentage of
Portfolio                      of Beneficial Owner         Number of Shares        Portfolio's Shares
---------                      -------------------         ----------------        ------------------
Clover Capital Equity
 Value Portfolio

                                                                PRELIMINARY COPY


                                Name and Address                                     Percentage of
Portfolio                      of Beneficial Owner         Number of Shares        Portfolio's Shares
---------                      -------------------         ----------------        ------------------
Clover Capital Small
 Cap Value Portfolio



                                Name and Address                                     Percentage of
Portfolio                      of Beneficial Owner         Number of Shares        Portfolio's Shares
---------                      -------------------         ----------------        ------------------
Clover Capital Fixed
 Income Portfolio


[The AIC Trust's Trustees and officers beneficially own less than 1% of the shares of the AIC Trust.]

Adjournment. In the event that sufficient votes in favor of a Proposal for one or more Portfolios set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Turner Partners and CCM.

Required Vote. Approval of a Proposal with respect to a Portfolio requires the affirmative vote of a majority of the Shareholders of that Portfolio. However, the reorganization is contingent upon, and will be effectuated only if, all three Proposals are approved by the Shareholders of the respective Portfolios.

Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the Proposal.

Shareholder Proposals. The AIC Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the AIC Trust c/o SEI Investments Company, Legal Department, Oaks, Pennsylvania 19456.

Reports to Shareholders. The AIC Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the AIC Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the AIC Trust at Oaks, Pennsylvania 19456, or by calling 1-800-738-2922.

                                                                PRELIMINARY COPY


Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                           FORM OF AGREEMENT AND PLAN
                        OF REORGANIZATION AND LIQUIDATION


         AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of _______, 1997 (the "Agreement"), by and between The Advisors' Inner Circle Fund (the "Trust"), a Massachusetts business trust, on behalf of the Clover Capital Equity Value Portfolio, the Clover Capital Small Cap Value Portfolio and the Clover Capital Fixed Income Portfolio (collectively, the "Acquired Funds"), and TIP Funds ("TIP Funds") a Massachusetts business trust, on behalf of the Clover Equity Value Fund, the Clover Small Cap Value Fund and the Clover Fixed Income Fund (collectively, the "Acquiring Funds").

         WHEREAS, the Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of the Trust. The Acquired Funds are duly organized and validly existing series of the Trust;

         WHEREAS, TIP Funds was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996. TIP Funds is an open-end management investment company registered under the 1940 Act. TIP Funds has authorized capital consisting of an unlimited number of units of beneficial interest with a par value of $.00001 of separate series of TIP Funds. Each of the Acquiring Funds is a duly organized and validly existing series of the TIP Funds;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Funds solely in exchange for the assumption by the corresponding series of the Acquiring Funds of all or substantially all of the liabilities of the Acquired Funds and units of beneficial interest of the corresponding series of the Acquiring Funds ("Acquiring Funds Shares") followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such Acquiring Funds Shares to the holders of units of beneficial interest of the Acquired Funds ("Acquired Funds Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

         1. Plan of Reorganization. At the Effective Time, the Acquired Funds will assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Funds free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the corresponding Acquiring Funds shall acquire all such assets, and shall assume all such liabilities of the corresponding Acquired Funds, in exchange for delivery to the Acquired Funds by the corresponding Acquiring Funds of a number of corresponding Acquiring Funds Shares (both full and fractional) equivalent in number and value to the Acquired Funds Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Funds, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the Acquiring Funds. All debts, liabilities, obligations and duties of the Acquired Funds, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Funds and may be enforced against the Acquiring Funds to the same extent as if the same had been incurred by the corresponding Acquiring Funds.

         2. Transfer of Assets. The assets of the Acquired Funds to be acquired by the corresponding series of the Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Funds and other property owned by the Acquired Funds at the Effective Time.

         3. Liquidation and Dissolution of the Acquired Funds. At the Effective Time, the Acquired Funds will liquidate and the Acquiring Funds Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Funds Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Funds Shares equal in number and value to the Acquired Funds Shares held by that shareholder, and each Acquiring Funds and Acquired Funds share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of the Acquired Funds and representing the respective number of Acquiring Funds Shares due such shareholder. As soon as practicable after the Effective Time, but not later than July 31, 1997, the Trust shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Funds.

         4. Representations and Warranties of the Acquiring Funds. The Acquiring Funds represent and warrant to the Acquired Funds as follows:

               (a) Organization, Existence, etc. TIP Funds is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

               (b) Registration as Investment Company. TIP Funds is registered under the 1940

         Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

               (c) Financial Statements. The unaudited financial statements, if any, of TIP Funds relating to the Acquiring Funds dated as of March 31, 1997 (the "Acquiring Funds Financial Statements"), which will, if available, be delivered to the Acquired Funds as of the Effective Time, will fairly present the financial position of the Acquiring Funds as of the date thereof.

               (d) Shares to be Issued Upon Reorganization. The Acquiring Funds Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Funds Shares or any other securities issued by the Acquiring Funds.

               (e) Authority Relative to this Agreement. TIP Funds, on behalf of the Acquiring Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the TIP Funds Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

               (f) Liabilities. There are no liabilities of the Acquiring Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to the date of the Statements and up to the Effective Time or otherwise previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Funds. The TIP Funds' Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (g) Litigation. Except as previously disclosed to the Acquired Funds, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect the Acquiring Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

               (h) Contracts. Except for contracts and agreements disclosed to the Acquired Funds, under which no default exists, each of the Acquiring Funds is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

               (i) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

         5. Representations and Warranties of the Acquired Funds. The Acquired Funds represent and warrant to the Acquiring Funds as follows:

               (a) Organization, Existence, etc. The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

               (b) Registration as Investment Company. The Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

               (c) Financial Statements. The audited financial statements of the Trust relating to the Acquired Funds for the fiscal year ended October 31, 1996, and the unaudited financial statements of the Acquired Funds dated as of April 30, 1997 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

               (d) Marketable Title to Assets. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

               (e) Authority Relative to this Agreement. The Trust, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Funds, no other proceedings by the Acquired Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

               (f) Liabilities. There are no liabilities of the Acquired Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to April 30, 1997, or otherwise previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquired Funds. The Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (g) Litigation. Except as previously disclosed to the Acquiring Funds, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

               (h) Contracts. Except for contracts and agreements disclosed to the Acquiring Funds, under which no default exists, each of the Acquired Funds, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

               (i) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

         6. Conditions Precedent to Obligations of the Acquiring Funds.

               (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

               (b) The Acquiring Funds shall have received an opinion of counsel for the Acquired Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) the Acquired Funds are duly organized and validly existing series of the Trust under the laws of the Commonwealth of Massachusetts; (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of each of the Acquired Funds and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Funds and is a valid and binding obligation of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquired Funds to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds; and (v) upon consummation of this Agreement, the Acquiring Funds shall have acquired all of the Acquired Funds's assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

               (c) The Acquired Funds shall have delivered to the Acquiring Funds at the Effective Time the Acquired Funds' Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Funds as to the aggregate asset value of the Acquired Funds' portfolio securities.

         7. Conditions Precedent to Obligations of the Acquired Funds.

               (a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

               (b) The Acquired Funds shall have received an opinion of counsel for the Acquiring Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of TIP Funds under the laws of the Commonwealth of Massachusetts; (ii) TIP Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Funds Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

         8. Further Conditions Precedent to Obligations of the Acquired Funds and the Acquiring Funds. The obligations of the Acquired Funds and the Acquiring Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

               (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

               (b) With respect to the Acquired Funds, the Trust will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Funds if the Reorganization is consummated. The Trust has prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Funds has furnished or will furnish a current, effective Prospectus relating to the Acquiring Funds Shares for incorporation within and/or distribution with the Proxy Materials, and with such other information relating to the Acquiring Funds as is reasonably necessary for the preparation of the Proxy Materials.

               (c) The Registration Statement on Form N-1A of the Acquiring Funds shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

               (d) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

               (e) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds substantially to the effect that for Federal income tax purposes:

                        (1) No gain or loss will be recognized to the Acquired
                  Funds upon the transfer of its assets in exchange solely for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's stated liabilities;

                        (2) No gain or loss will be recognized to the Acquiring
                  Funds on its receipt of the Acquired Funds' assets in exchange for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's liabilities;

                        (3) The basis of an Acquired Fund's assets in the
                  corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

                        (4) The Acquiring Funds' holding period for the assets
                  transferred to the Acquiring Funds by the Acquired Funds will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the conversion;

                        (5) No gain or loss will be recognized to the Acquired
                  Funds on the distribution of the Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for their Acquired Funds Shares;

                        (6) No gain or loss will be recognized to the Acquired
                  Funds' shareholders as a result of the Acquired Funds' distribution of Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for the Acquired Funds' shareholders' Acquired Funds Shares;

                        (7) The basis of the Acquiring Funds Shares received by
                  the Acquired Funds' shareholders will be the same as the adjusted basis of that Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor; and

                        (8) The holding period of the Acquiring Funds Shares
                  received by the Acquired Funds' shareholders will include the Acquired Funds' shareholders' holding period for the Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor, provided that said Acquired Funds Shares were held as capital assets on the date of the conversion.

               (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote at an annual or special meeting.

               (g) The Board of Trustees of TIP Funds, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Funds of Acquiring Funds Shares at the Effective Time in exchange for the assets of the corresponding Acquired Funds pursuant to the terms and provisions of this Agreement.

         9. Effective Time of the Reorganization. The exchange of the Acquired Funds's assets for Acquiring Funds Shares shall be effective as of close of business on June 20, 1997, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

         10. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of the Trust or by a resolution of the Board of Trustees of TIP Funds, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Agreement inadvisable.

         11. Amendment. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Acquired Funds pursuant to Section 8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Funds Shares to be paid to the Acquired Funds' shareholders under this Agreement to the detriment of the Acquired Funds' shareholders without their further approval.

         12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         13. Notices. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

if to the Acquiring Funds:

Mr. Robert E. Turner
Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA 19312


with a copy to:

James W. Jennings, Esq.
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, PA 19103


if to the Acquired Funds:

Barbara Nugent, Esq.
SEI Investments Company
One Freedom Valley Drive
Oaks, PA 19456
with a copy to:

Richard W. Grant, Esq.
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, PA 19103

         14. Fees and Expenses.

               (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

               (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the Acquired Funds and the Acquiring Funds will be borne by Turner Investment Partners, Inc. and Clover Capital Management, Inc. pursuant to a separate agreement. Such expenses include, without limitation,
         (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Funds Shares to be issued in connection herewith in each state in which the Acquired Funds' shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Funds shall pay its own Federal and state registration fees.

         15. Headings, Counterparts, Assignment.

               (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

               (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

               (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         16. Entire Agreement. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

         17. Further Assurances. Each of the TIP Funds, the Acquiring Funds, the Trust and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         18. Binding Nature of Agreement. As provided in each trust's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers of TIP Funds and the Trust, on behalf of each of the Acquiring Funds and the Acquired Funds, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers, nor are they binding upon the Trust's other officers and Trustees, individually, but are binding only upon the assets and property of each trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.

Attest:                        THE ADVISORS' INNER CIRCLE FUND,
                               on behalf of its series, the
                               Clover Capital Equity Value Portfolio, the
                               Clover Capital Small Cap Value Portfolio and the Clover Capital Fixed Income Portfolio


________________________       By:______________________________


Attest:                        TIP FUNDS, on behalf of its series, the
                               Clover Equity Value Fund, the Clover Small Cap Value Fund and the Clover Fixed Income Fund

________________________       By:______________________________

                         THE ADVISORS' INNER CIRCLE FUND
                      Clover Capital Equity Value Portfolio

                       Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 10, 1997

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee, Kevin P. Robins and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Clover Capital Equity Value Portfolio of The Advisors' Inner Circle Fund (the "Trust") to be held in the offices of SEI Investments ("SEI"), Oaks, Pennsylvania 19456, on Tuesday, June 10, 1997, at 3:00 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Clover Capital Equity Value Portfolio, and TIP Funds (the "TIP Funds"), on behalf of the Clover Equity Value Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approve an Agreement and Plan of Reorganization and Liquidation
               (the "Agreement") between The Advisors' Inner Circle Fund (the
               "Trust"), on behalf of the Clover Capital Equity Value Portfolio, and TIP Funds (the "TIP Funds"), on behalf of the Clover Equity
               Value Fund.

               ____For          ____Against       ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: ___________________, 1997
                                            -----------------------------------
                                            Signature of Shareholder


                                            -----------------------------------
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                         THE ADVISORS' INNER CIRCLE FUND
                    Clover Capital Small Cap Value Portfolio

                       Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 10, 1997

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee, Kevin P. Robins and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Clover Capital Small Cap Value Portfolio of The Advisors' Inner Circle Fund (the "Trust") to be held in the offices of SEI Investments ("SEI"), Oaks, Pennsylvania 19456, on Tuesday, June 10, 1997, at 3:00 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Clover Capital Small Cap Value Portfolio, and the TIP Funds (the "TIP Funds"), on behalf of the Clover Small Cap Value Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approve an Agreement and Plan of Reorganization and Liquidation
               (the "Agreement") between The Advisors' Inner Circle Fund (the
               "Trust"), on behalf of the Clover Capital Small Cap Value
               Portfolio, and the TIP Funds (the "TIP Funds"), on behalf of the Clover Small Cap Value Fund.

               ____For          ____Against       ____Abstain


This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: ___________________, 1997
                                            -----------------------------------
                                            Signature of Shareholder


                                            -----------------------------------
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                         THE ADVISORS' INNER CIRCLE FUND
                      Clover Capital Fixed Income Portfolio

                       Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 10, 1997

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee, Kevin P. Robins and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Clover Capital Fixed Income Portfolio of The Advisors' Inner Circle Fund (the "Trust") to be held in the offices of SEI Investments ("SEI"), Oaks, Pennsylvania 19456, on Tuesday, June 10, 1997, at 3:00 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Clover Capital Fixed Income Portfolio, and the TIP Funds (the "TIP Funds"), on behalf of the Clover Fixed Income Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approve an Agreement and Plan of Reorganization and Liquidation
               (the "Agreement") between The Advisors' Inner Circle Fund (the
               "Trust"), on behalf of the Clover Capital Fixed Income Portfolio, and the TIP Funds (the "TIP Funds"), on behalf of the Clover
               Fixed Income Fund.

               ____For          ____Against       ____Abstain


This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: ___________________, 1997
                                            -----------------------------------
                                            Signature of Shareholder


                                            -----------------------------------
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.